UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2014

EPAM SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35418	223536104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Suite 202 Newtown, Pennsylvania		18940
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 267-759-9000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS

Item 2.02. Results of Operations and Financial Condition.

On April 30, 2014, EPAM Systems, Inc. (“EPAM”) issued a press release discussing results of operations for the quarter ended March 31, 2014. A copy of the press release is attached as exhibit 99.1 of this report and is incorporated by reference into this section 2.02.

The information in this report, including Exhibit 99.1 attached hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise be subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, except as expressly stated by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1    Press release dated April 30, 2014, announcing results of operations of EPAM Systems, Inc. for the quarter ended March 31, 2014.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPAM Systems, Inc.

Date:	April 30, 2014	By:	/s/ Anthony J. Conte
			Name:	Anthony J. Conte
			Title:	Vice President, Chief Financial Officer and Treasurer (principal financial officer and principal accounting officer)

INDEX TO EXHIBITS

99.1    Press release dated April 30, 2014, announcing results of operations of EPAM Systems, Inc. for the quarter ended March 31, 2014.